UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: March 25, 2024

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 25, 2024, NovaBay Pharmaceuticals, Inc. (the “Company”) completed the sale (the “DERMAdoctor Sale Transaction”) of its wholly-owned subsidiary, DERMAdoctor, LLC, a Missouri limited liability company (“DERMAdoctor”), that develops, manufactures, markets, brands, distributes and sells a variety of skincare products.

The DERMAdoctor Sale Transaction was consummated pursuant to a Membership Unit Purchase Agreement, dated as of March 12, 2024 (the “Purchase Agreement”), by and among: (i) New Age Investments LLC, a Florida limited liability company (the “Buyer”); (ii) DERMAdoctor; and (iii) the Company, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 14, 2024. Pursuant to the Purchase Agreement, the Company sold 100% of the membership units (the “Membership Units”) of DERMAdoctor to Buyer for a closing purchase price of $1,070,000, as adjusted for the payment of certain outstanding DERMAdoctor indebtedness and transaction expenses.

The closing of the DERMAdoctor Sale Transaction was subject to certain conditions, which included the Company obtaining the consent of the holders (the “Secured Parties”) of the Company’s Original Discount Senior Secured Convertible Debentures due November 1, 2024 (the “Secured Convertible Notes”), to (i) amend the Security Agreement, dated April 27, 2023 (the “Security Agreement”), to remove the Membership Units and any assets of DERMAdoctor as collateral for the Company’s obligations pursuant to the Secured Convertible Notes and for DERMAdoctor to be removed as a party to the Security Agreement (the “Security Agreement Amendment”) and (ii) terminate the Subsidiary Guarantee, dated April 27, 2023 (the “Subsidiary Guarantee”), which DERMAdoctor entered into in connection with the issuance of the Secured Convertible Notes (the “Subsidiary Guarantee Termination”).

On March 24, 2024, the Company and the Secured Parties entered into a First Amendment to the Security Agreement to effect the Security Agreement Amendment (the “First Amendment”), and a Consent and Release to effect the Subsidiary Guarantee Termination (the “Subsidiary Guarantee Consent”). As consideration for the Secured Parties executing and delivering the First Amendment and the Subsidiary Guarantee Consent, which will reduce the collateral available to secure the obligations under the Secured Convertible Notes, the Company provided each Secured Party the option, at the Secured Party’s election, to receive upon the closing of the DERMAdoctor Sale Transaction either: (i) a new Series D warrant (the “Series D Warrants”) to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), or (ii) a new unsecured convertible note convertible into shares of Common Stock (the “New Notes”). Based on the Secured Parties’ elections and as a result of the closing of the DERMAdoctor Sale Transaction, the Company issued: (A) a Series D Warrant to a Secured Party that is exercisable for an aggregate of 1,000,000 shares of Common Stock and (B) New Notes to four (4) Secured Parties that have an aggregate principal amount of $525,000 or will be convertible into an aggregate of 3,750,000 shares of Common Stock. Additional information regarding the First Amendment, the Subsidiary Guarantee Consent, the New Notes and the Series D Warrant is included in the Current Report on Form 8-K filed by the Company with the Commission on March 25, 2024.

The foregoing descriptions of the Purchase Agreement, Secured Convertible Notes, Security Agreement, Subsidiary Guarantee, First Amendment, Subsidiary Guarantee Consent, Series D Warrants and New Notes contain only a brief description of the material terms and do not purport to be a complete description of the rights and obligations of the parties under such agreements, and such descriptions are qualified in their entirety by reference to the full text of the agreements, a copy of which is filed as Exhibits 2.1, 4.1, 10.1, 10.2, 10.3, 10.4, 4.2 and 4.3, respectively.

Private Placement Exemption

None of the issuance of the Series D Warrants, the New Notes or the shares of Common Stock underlying the Series D Warrants or the New Notes (collectively, the “Securities”), have been or will be registered at the time of issuance by the Company under the Securities Act of 1933, as amended (the “Securities Act”), and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act, and by Rule 506 of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance of the Securities. The Securities issued in this private placement transaction contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Commission.

Additional Matters

The documents described or referred to above and/or attached as an exhibit to this Current Report on Form 8-K (collectively, the “Form 8-K Documents”) contain representations and warranties of the parties to such agreements that may be subject to limitations, qualifications or exceptions agreed upon by the parties, and may be subject to a contractual standard of materiality that differs from the materiality standard that applies to reports and documents filed with the Commission. In particular, in review of the representations and warranties contained in the Form 8-K Documents and described in the foregoing summary, it is important to bear in mind that the representations and warranties were negotiated in connection with separate transactions and with the principal purpose of allocating contractual risk between the parties in such transactions. The representations and warranties, other provisions of the Form 8-K Documents or any description of these provisions should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this Current Report on Form 8-K and in the other reports, statements and filings that the Company publicly files with the Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant

In connection with the closing of the DERMAdoctor Sale Transaction and pursuant to the terms of the First Amendment, on March 25, 2024, the Company issued the New Notes having an aggregate principal amount of $525,000 or will be convertible into an aggregate of 3,750,000 shares of Common Stock. The information disclosed in Item 2.01 of this Current Report on Form 8-K and the Current Report on Form 8-K filed by the Company with the Commission on March 25, 2024 are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 2.01 of this Current Report on Form 8-K and the Current Report on Form 8-K filed by the Company with the Commission on March 25, 2024 are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*
Membership Unit Purchase Agreement, dated March 12, 2024, by and among the Company, DERMAdoctor, and the Buyer (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed March 14, 2024)

4.1	Form of Original Issue Discount Secured Senior Convertible Debentures (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed April 27, 2023)
4.2	Form of Series D Common Stock Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed March 25, 2024)
4.3	Form of Unsecured Convertible Notes (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed March 25, 2024)
10.1*	Form of Security Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed April 27, 2023)
10.2	Form of Subsidiary Guarantee (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed April 27, 2023)
10.3*	Form of First Amendment to the Security Agreement, dated March 24, 2024 (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed March 25, 2024)
10.4*	Form of Consent and Release, dated March 24, 2024 (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed March 25, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits were omitted as well as certain confidential portions of the agreements by means of marking such portions with brackets (due to such confidential portions not being material and would be competitively harmful if publicly disclosed) pursuant to Item 601 of Regulation S-K promulgated by the Commission. The Company agrees to supplementally furnish a copy of any omitted schedule, exhibit or confidential portions to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: March 26, 2024